SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 3, 2011
Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(I.R.S. Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY, 08809
(Address of Principal Executive Office) (Zip Code)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

The Registrant issued a press release on February 3, 2011 announcing results for the three and twelve months ended December 31, 2010, the full text of which is incorporated by reference to this Item.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT
99.1	Press release issued by the Registrant on February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: February 3, 2011	By:	/s/ Alan J. Bedner
Alan J. Bedner EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
99.1	Press release issued by the Registrant on February 3, 2011